                                                                      Exhibit 7

                              AMENDED AND RESTATED
                          FAMILY STOCKHOLDER AGREEMENT


         AMENDED AND RESTATED AGREEMENT, dated as of May 31, 1996, with respect to all of the agreements contained herein other than those set forth in Section 2, which shall be effective as of the Closing (as defined below) among ZURICH INSURANCE COMPANY, a Swiss corporation ("Zurich"), THE MACLELLAN FOUNDATION, INC., a Tennessee nonprofit corporation (the "Foundation"), and the stockholders listed on Schedule A attached hereto (each, a "Stockholder" and collectively, the "Stockholders"). Certain capitalized terms used herein are defined in
Section 1 hereof.

         WHEREAS, on May 31, 1996 the parties hereto signed the original Family Stockholder Agreement and such parties desire to amend and restate such Agreement as of such date; and

         WHEREAS, this Amended and Restated Family Stockholder Agreement is being executed on November 27, 1996 as of the date first above written; and

         WHEREAS, the Stockholders are the record owners of the number of shares of common stock, par value $1.00 per share ("the Common Stock"), of Provident Companies, Inc., a Delaware corporation (the "Company"), set forth opposite their respective names on Schedule 3.4 hereto; and

         WHEREAS, Zurich has heretofore entered into (i) an Amended and Restated Common Stock Purchase Agreement, entered into as of November 27, 1996 and dated as of May 31, 1996, with the Company (as the same may be amended or supplemented from time to time, the "Stock Purchase Agreement") pursuant to which Zurich agreed, among other things, to purchase 9,523,810 newly issued shares of Common Stock (the "Shares") and (ii) an Amended and Restated Relationship Agreement, entered into as of November 27, 1996 and dated as of May 31, 1996, with the Company (as the same may be amended or supplemented from time to time, the "Relationship Agreement") relating to, among other things, the ability of Zurich to purchase additional shares of Common Stock;

         WHEREAS, Zurich entered into the Relationship Agreement on the condition that this Agreement is entered into; and

         WHEREAS, it is a condition to the Closing (as defined in the Stock Purchase Agreement) under the Stock Purchase Agreement that the parties enter into this Agreement; and

         WHEREAS, the Stockholders are willing to grant to Zurich a right of first offer with respect to shares of Common Stock owned by them on the terms and conditions set forth herein in consideration of the agreements of Zurich contained in the Stock Purchase Agreement and the Relationship Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

         1. Definitions. The following terms when used in this Agreement shall have the following meanings:

         "Affiliate" means, with respect to a person, any corporation or other entity in which such person has a direct or indirect controlling interest or by which such person is directly or indirectly controlled or which is under direct or indirect common control with such person.

         "Business Day" means any day which is not a Saturday or a Sunday, or a day on which banks in the State of New York are authorized or required to close.

         "Change of Control Transaction" means any of the following:

              (i) A tender or exchange offer by any person, entity or group for fifty percent (50%) or more of the outstanding voting securities of the Company; or

              (ii) any merger or consolidation with or into another person in a transaction that would result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock.

         "First Offer Shares" mean (i) all of the shares of Common Stock owned by any of the Stockholders on the date hereof, together with any shares of Common Stock hereafter acquired by any of the Stockholders, (ii) any shares of Common Stock issued in respect of any subdivision, split or dividend on the shares of Common Stock described in subparagraph (i), and (iii) in the event the Company at any time shall be a party to a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the Common Stock in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity (collectively, "Other Securities"), any such Other Securities received in respect of such shares of Common Stock.

         "Lien or Other Encumbrance" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any shareholder or similar agreement.

         "Permitted Sale" means any sale of at least 70% of the First Offer Shares then beneficially owned by all Stockholders pursuant to a firm commitment underwritten registration under the Securities Act.

         2. Right of First Offer.
            --------------------

              2.1. Grant of Right; Exercise. Except as provided in Section 2.3(b) below, during the period commencing on the Closing Date (as defined in the Stock Purchase Agreement) and ending at the earlier of (i) such time as Zurich and its Affiliates beneficially own (as defined below) less than 5% of the outstanding Company Voting Securities (as defined in the Relationship Agreement) and (ii) the termination of the provisions of Section 2.2 of the Relationship Agreement (the "Offer Term"), prior to making any sale or transfer (whether for cash or other consideration) of the First Offer Shares, the Stockholders shall, in each instance, give Zurich the right to purchase such First Offer Shares in the following manner:

         (a) If at any time, any Stockholder holding First Offer Shares (the "Offeror") intends to sell or transfer any or all of such First Offer Shares, then the Offeror shall give notice (the "First Offer Notice") to Zurich of such intention. The First Offer Notice shall specify (i) the number of First Offer Shares intended to be sold or transferred (the "Offered Securities"), and (ii) the proposed purchase price per share to be received for the Offered Securities (the "First Offer Price").

         (b) Within five (5) Business Days (or fifteen (15) Business Days in the event that any proposed sale or transfer of First Offer Shares would, if purchased by Zurich or one of its Affiliates, cause Zurich and its Affiliates to beneficially own (as defined in the Relationship Agreement) Company Voting Securities (as defined in the Relationship Agreement) representing more than 40% of the Outstanding Voting Power (as defined in the Relationship Agreement)) following the delivery of the First Offer Notice, Zurich may, by written notice to the Offeror, either (i) agree to purchase all, but not less than all of the Offered Securities for the First Offer Price and otherwise pursuant to the terms set forth in the First Offer Notice (any such notice accepting the terms set forth in the First Offer Notice, an "Acceptance Notice"), which notice shall specify a date for the closing of the purchase and sale which shall be not earlier than five (5) days nor later than twenty (20) days after the later of the giving of such notice or the receipt of all required consents and approvals or (ii) inform the applicable Stockholder that it does not wish to purchase the Offered

Securities. Following delivery of an Acceptance Notice in accordance with this clause (b), Zurich and the applicable Stockholders agree to use all commercially reasonable efforts to obtain all required consents and approvals as promptly as practicable.

              2.2. Delivery of First Offer Shares; Payment. If Zurich provides the Offeror with an Acceptance Notice, the closing of the purchase of the Offered Securities pursuant to Section 2.1 shall take place at the location and on the date specified in the Acceptance Notice. At such closing, Zurich shall deliver to the Offeror, against (i) delivery of certificates representing the Offered Securities being acquired by Zurich (duly endorsed for transfer or accompanied by stock powers executed in blank) and (ii) evidence that all stock transfer and other taxes required to be paid in connection with the sale and delivery to Zurich of such shares have been paid, an amount equal to the number of Offered Securities being sold by such person multiplied by the First Offer Price by wire transfer of immediately available funds to such account or accounts of the applicable Stockholders as such Stockholders shall designate to Zurich, in the manner specified herein for the delivery of notices, not less than two Business Days prior to the closing of the purchase of the Offered Securities. All First Offer Shares sold to Zurich pursuant to this Agreement shall be delivered free and clear of all Liens or Other Encumbrances.

              2.3. Permitted Third Party Offers; Excluded Shares. (a) If Zurich has rejected the terms of the Offer set forth in the First Offer Notice by notice in writing to the Offeror or has not delivered an Acceptance Notice prior to expiration of the five Business Day (or fifteen Business Day, as applicable) period following delivery of the First Offer Notice, then for a period of six
(6) months from the earlier of the expiration of such five Business Day (or fifteen Business Day, as applicable) period or the date Zurich notifies the applicable Stockholder of its decision not to purchase the Offered Securities (the "Third Party Offer Period"), the Offeror may sell or transfer (or cause to be sold or transferred) the Offered Securities to a party or parties other than Zurich for a purchase price at least equal to the First Offer Price multiplied by the number of Offered Securities. Upon termination of the Third Party Offer Period, the Offeror must again comply with the provisions of this Section 2 before it can sell or transfer (or cause to be sold or transferred) the Offered Securities.

         (b) Notwithstanding any other provision of this Section 2, the right of first offer set forth in this Section 2 shall not apply to any sale or transfer of First Offer Shares (w) pursuant to a Change of Control Transaction, (x) that is a Permitted Sale, (y) to any sale or transfer between or among the

Stockholders or to the immediate family members or the estate of any Stockholder (including, without limitation, any sale or transfer by any such Stockholder to or among any trust, foundation, custodial or other similar accounts or funds in which such Stockholder or other member of his immediate family serves as trustee, custodian or a similar fiduciary capacity or to a trust created by any Stockholder which has a member of his immediate family as a beneficiary) pursuant to a bona fide gift; provided that any transferee under this clause (y) shall receive and hold the shares of Common Stock so transferred subject to the terms and provisions of this Agreement and shall be deemed a Stockholder for purposes hereof or (z) that is a transfer to any organization that qualifies for federal income tax charitable deduction at the time of such transfer; provided that the proviso set forth in clause (y) above shall apply to any transfer to any such organization that would also be covered by clause (y) above. For the purpose of this Agreement, the term "immediate family" shall have the meaning specified in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended.

              2.4. Release from Right of First Offer. Upon any permitted sale or transfer (except as provided in 2.3(b)(y)) by the Stockholders under this
Section 2, the shares of Common Stock which are the subject of such sale shall be released from the terms of this Section 2 and shall no longer be deemed to be First Offer Shares.

         3. Representations and Warranties of the Stockholders. Each of the Stockholders represents and warrants, severally and not jointly, to Zurich as follows:

              3.1. Authority of the Stockholders. The Foundation is a nonprofit corporation duly organized and validly existing under the laws of the State of Tennessee. Each of the Stockholders has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; the execution, delivery and performance of this Agreement by the Stockholders will not violate any agreement or instrument to which any Stockholder is a party.

              3.2. Execution and Delivery. This Agreement has been duly executed and delivered by each of the Stockholders and constitutes the valid and binding obligation of each of the Stockholders enforceable against each of them in accordance with its terms.

              3.3. Consents and Approvals. The execution and delivery by the Stockholders of this Agreement, the performance by the Stockholders of their obligations hereunder and the consummation by the Stockholders of the transactions contemplated hereby do not require any of the Stockholders to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority except (a) as set forth in Schedule 3.3; (b) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof; (c) any required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or under federal or state securities laws or state insurance company or holding company laws; and (d) those which, if not obtained, would not impair
(i) Zurich's ability to own, possess or exercise the rights of an owner with respect to the First Offer Shares following the acquisition thereof or (ii) any of the other rights of Zurich thereunder.

              3.4. Title to Shares. Except for the rights granted to Zurich under this Agreement, each of the Stockholders owns beneficially and of record, and has full power and authority to convey, free and clear of any Lien or Other Encumbrance, the number of shares of Common Stock set forth opposite the name of such Stockholder in Schedule 3.4 (collectively, the "Stockholder Shares") and, upon delivery of and payment for any such Stockholder Shares as herein provided, Zurich will acquire good title thereto, free and clear of any Lien or Other Encumbrance.

              3.5. Options or Other Rights. Except for the rights granted Zurich under this Agreement, there is no outstanding right, subscription, warrant, call, unsatisfied preemptive right, option or other agreement of any kind to purchase or otherwise to receive from any Stockholder any of the Stockholder Shares.

         4. Voting of Company Voting Securities. Each of the Stockholders identified on the signature pages hereto under the heading "Voting Stockholders" shall effect such action as may be necessary to ensure that:

         (a) subject to the receipt of proper notice and the absence of a preliminary or permanent injunction or other final order of any United Stated Federal or state court barring such action, such Stockholder is, as a shareholder, present in person or represented by proxy at all shareholder meetings of the Company relating to the matters referred to in clause (b) below so that all shares of Company Voting Securities which such Stockholder beneficially owns are voted and deemed to be present, in person or by proxy, at all meetings of the shareholders of the Company relating to the matters referred to in clause (b) below so that all Company Voting Securities so beneficially owned may be counted for the purpose of determining the presence of a quorum at such meetings; and

         (b) all Company Voting Securities that are beneficially owned by such Stockholder as of the appropriate record date are voted in favor of (i) the Merger and the Merger Agreement (each, as defined in the Stock Purchase Agreement) and the transactions contemplated thereby, including the Charter Amendment and (ii) the transactions contemplated by the Stock Purchase Agreement, including, without limitation, the issuance and sale of the Shares to Zurich.

         5. Miscellaneous.
            -------------

              5.1. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by overnight courier or by certified, registered or express mail, postage prepaid. Any such notice shall be deemed received when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if sent by overnight courier, one day after delivered to the courier or, if mailed, two days after the date of deposit in the United States mails, as follows:

         (i) If to Zurich to:

             Zurich Insurance Company
             Mythenquai 2
             P.O. Box Ch-8022
             Zurich, Switzerland
             Fax No.: 011 411 202 1063
             Attention: General Counsel

             with copies to:

             Zurich Center Resource Limited
             One Chase Manhattan Plaza
             New York, New York 10005
             Fax No.: (212) 898-5002
             Attention: General Counsel

             Willkie Farr & Gallagher
             One Citicorp Center
             153 East 53rd Street
             New York, New York 10022
             Fax No.: (212) 821-8111
             Attention: Thomas M. Cerabino, Esq.

             (ii) If to the Stockholders, to:

             Hugh O. Maclellan, Jr.
             Suite 501

             Provident Building
             One Fountain Square
             Chattanooga, TN 37402
             Telephone: (423)755-8141
             Facsimile: (423)755-1640

             A.S. MacMillan
             Team Resources
             Suite 425
             River Edge One
             5500 Interstate North Parkway
             Atlanta, GA 30328
             Telephone: (770)955-5135
             Facsimile: (770)955-1602

             Charlotte M. Heffner
             3655 Randall Hall, NW
             Atlanta, GA 30327
             Telephone and Facsimile: (404)233-7238

             Kathrina H. Maclellan
             125 Fairy Trail
             Lookout Mountain, Tennessee 37350

             with a copy to:

             King & Spalding
             120 West 45th Street
             New York, NY 10036
             Telephone: (212) 556-2100
             Facsimile: (212) 556-2222
             Attention: E. William Bates, II

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

              5.2. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements, written or oral, with respect thereto.

              5.3. Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. Any right, waiver, amendment, consent or acknowledgment exercised or exercisable by the Stockholders may be exercised by Hugh O. Maclellan, Jr., Charlotte M. Heffner, Kathrina H. Maclellan and the Foundation (such Stockholders, together with any successors designated by them with notice to Zurich, the "Consenting Stockholders"), acting unanimously together, on behalf of themselves and the other Stockholders; and any right, waiver, amendment, consent or acknowledgment so exercised by the Consenting Stockholders shall be equally binding upon the other Stockholders. Notwithstanding the immediately preceding sentence, no amendment to this Agreement that is approved by the Consenting Stockholders shall be binding on any other Stockholder, without such Stockholder's approval, if such amendment would place any additional restrictions on such Stockholder's ability to sell or transfer his shares of Common Stock. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

              5.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles thereof.

              5.5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and legal representatives.

              5.6. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

              5.7. Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

              5.8. Further Assurances. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

              5.9. Consent to Jurisdiction. Each of the parties hereby irrevocably submits to the jurisdiction of any New

York State or Federal court sitting in the City of New York in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or Federal court. Each of the parties hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or Federal court. Zurich hereby irrevocably appoints the General Counsel of Zurich Center ReSource Limited (the "Process Agent"), with an office on the date hereof at Zurich Center ReSource Limited, One Chase Manhattan Plaza, New York, New York 10005, as its agent to receive on behalf of Zurich and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Each of the Stockholders hereby irrevocably appoints E. William Bates, II (the "Stockholder Process Agent"), with an office on the date hereof at King & Spaulding, 120 West 45th Street, New York, New York 10036, as their agent to receive on behalf of the Stockholders and their respective property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to Zurich or the Stockholders, as the case may be, in care of the Process Agent or Stockholder Process Agent, as the case may be, at such agent's above address, and Zurich and the Stockholders hereby irrevocably authorize and direct the Process Agent or Stockholder Process Agent, as the case may be, to accept such service on behalf of such party. As an alternative method of service, each of the parties also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party at its address specified in Section 5.1. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   ZURICH INSURANCE COMPANY



                                   By:/s/ Steven M. Gluckstern
                                          Steven M. Gluckstern
                                          Representative


                                   VOTING STOCKHOLDERS:
                                   -------------------



                                 /s/ Hugh O. Maclellan, Jr.
                                   Hugh O. Maclellan, Jr.



                                 /s/ Kathrina H. Maclellan
                                   Kathrina H. Maclellan



                                 /s/ Charlotte M. Heffner
                                   Charlotte M. Heffner


                                   THE MACLELLAN FOUNDATION, INC.



                                   By:  /s/  Hugh O. Maclellan, Jr.
                                      Name:  Hugh O. Maclellan, Jr.
                                      Title: President

                                  THE R.J. MACLELLAN TRUST FOR THE MACLELLAN
                                  FOUNDATION, INC.



                                  By  /s/ Hugh O. Maclellan, Jr.
                                     Name: Hugh O. Maclellan, Jr.
                                     Title: Trustee



                                  THE HELEN M. TIPTON CHARITABLE TRUST



                                  By  /s/ Hugh O. Maclellan, Jr.
                                     Name: Hugh O. Maclellan, Jr.
                                     Title: President



                                  THE R.J. MACLELLAN TRUST FOR THE
                                  R.L. MACLELLAN FAMILY (#2151)



                                  By  /s/ Kathrina H. Maclellan_
                                     Name: Kathrina H. Maclellan
                                     Title: Trustee



                                  By  /s/ Robert H. Maclellan
                                     Name: Robert H. Maclellan
                                     Title: Trustee



                                  By SunTrust Bank, Chattanooga N.A.,
                                    Trustee



                                  By  /s/ Richard Stewart
                                     Name: Richard Stewart
                                     Title: V.P. & Sr. Trust Officer



                                  By  /s/ Dudley Porter, Jr.
                                     Name: Dudley Porter, Jr.
                                     Title:  Trustee

                                            THE CORA L. MACLELLAN TRUST FOR THE
                                            R.L. MACLELLAN FAMILY (#2155)




                                            By  /s/ Kathrina H. Maclellan
                                               Name: Kathrina H. Maclellan
                                               Title:  Trustee



                                            By  /s/ Robert H. Maclellan
                                               Name: Robert H. Maclellan
                                               Title:  Trustee



                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title: V.P. & Sr. Trust Officer



                                            By  /s/ Dudley Porter, Jr.
                                               Name: Dudley Porter, Jr.
                                               Title:   Trustee

                                           THE R.J. MACLELLAN TRUST FOR THE H.O.
                                           MACLELLAN, SR. FAMILY (#2152)




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title: Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:    Trustee



                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title:  V.P. & Sr. Trust Officer



                                            By  /s/ Thomas H. McCallie, III
                                               Name: Thomas H. McCallie, III
                                               Title:   Trustee

                                            THE CORA L. MACLELLAN TRUST FOR THE
                                            H.O. MACLELLAN, SR. FAMILY (#2156)




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:   Trustee



                                            By  /s/ Charlotte M. Heffner.
                                               Name: Charlotte M. Heffner
                                               Title: Trustee



                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title:  V.P. & Sr. Trust Officer



                                            By  /s/ Thomas H. McCallie, III
                                               Name: Thomas H. McCallie, III
                                               Title:  Trustee

                                            STOCKHOLDERS:




                                            THE R.J. MACLELLAN TRUST FOR THE
                                            R.L. MACLELLAN FAMILY TRUST
                                            (#215109)



                                            By  /s/ Kathrina H. Maclellan.
                                               Name: Kathrina H. Maclellan
                                               Title:    Trustee



                                            By  /s/ Robert H. Maclellan
                                               Name: Robert H. Maclellan
                                               Title:   Trustee



                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer



                                            By  /s/ Dudley Porter, Jr.
                                               Name: Dudley Porter, Jr.
                                               Title: Trustee

                                            THE CORA L. MACLELLAN TRUST FOR
                                            THE R.L. MACLELLAN FAMILY (#215509)




                                            By  /s/ Kathrina H. Maclellan.
                                               Name: Kathrina H. Maclellan
                                               Title:   Trustee



                                            By  /s/ Robert H. Maclellan
                                               Name: Robert H. Maclellan
                                               Title:   Trustee



                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title: V.P. & Sr. Trust Officer



                                            By  /s/ Dudley Porter, Jr.
                                               Name: Dudley Porter, Jr.
                                               Title: Trustee

                                            THE CORA L. MACLELLAN TRUST FOR
                                            THE H.O. MACLELLAN, SR. FAMILY
                                            (#215609)






                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:    Trustee



                                            By  /s/ Charlotte M. Heffner.
                                               Name: Charlotte M. Heffner
                                               Title:    Trustee



                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title:  V.P. & Sr. Trust Officer



                                            By  /s/ Thomas H. McCallie, III
                                               Name: Thomas H. McCallie, III
                                               Title:   Trustee

                                            THE CORA L. MACLELLAN TRUST FOR
                                            THE MACLELLAN FOUNDATION INC.
                                            (#2154)






                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:   Trustee

                                            CHRISTIAN EDUCATION CHARITABLE
                                            TRUST




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:    Trustee

                                            THE HUGH AND CHARLOTTE
                                            MACLELLAN CHARITABLE TRUST






                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:    Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:     Trustee



                                            By  /s/ Henry A. Henegar
                                               Name: Henry A. Henegar
                                               Title:     Trustee



                                            By  /s/ Lee S. Anderson
                                               Name: Lee S. Anderson.
                                               Title:   Trustee



                                            By  /s/ Frank A. Brock
                                               Name: Frank A. Brock
                                               Title:   Trustee



                                            By  /s/ John C. Stophel
                                               Name: John C. Stophel
                                               Title:    Trustee

                                            ESTATE OF HUGH O. MACLELLAN, SR.




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:    Executor



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:   Executor



                                            By  /s/ A.S. MacMillan
                                               Name: A.S. MacMillan
                                               Title:    Executor



                                           /s/ Hugh O. Maclellan
                                            Charlotte F. Maclellan
                                            By Hugh O. Maclellan, Jr.,
                                               Attorney-in-fact

                                            TRUST OF C.F. MACLELLAN DATED 6/2/52
                                            FOR THE PRIMARY BENEFIT OF
                                            CHARLOTTE M. HEFFNER




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:     Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:    Trustee



                                            By U.S. Trust Company of Florida,
                                               Trustee



                                            By  /s/ Howard E.N. Wilson
                                               Name: Howard E.N. Wilson
                                               Title:    Regional President



                                            TRUST OF C.F. MACLELLAN DATED 6/2/52
                                            FOR H.O. MACLELLAN, JR.



                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:   Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:   Trustee

                                            TRUST OF H.O. MACLELLAN, SR. FOR
                                            THE BENEFIT OF GREAT
                                            GRANDCHILDREN




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:    Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:    Trustee

                                            TRUST UNDER THE WILL OF ANNE
                                            MACLELLAN MUNFORD (CEDE & CO.)




                                            By  /s/ Kathrina H. Maclellan
                                               Name: Kathrina H. Maclellan
                                               Title:     Trustee



                                            By U.S. Trust Company of Florida,
                                               Trustee



                                            By  /s/ Howard E.N. Wilson
                                               Name: Howard E.N. Wilson
                                               Title:     Regional President



                                            THE CHARITABLE REMAINDER UNITRUST
                                            OF KATHRINA H. MACLELLAN 8/11/76



                                            By U.S. Trust Company of Florida,
                                               Trustee



                                            By  /s/ Sandra T. Cargill
                                               Name: Sandra T. Cargill
                                               Title: Senior Vice President

                                            TRUST UAW ROBERT HOWZE
                                            MACLELLAN DATED 9/22/88




                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title:  V.P. & Sr. Trust Officer

                                            TRUST UAW ROBERT H. MACLELLAN FOR
                                            HEATHER HOWZE MACLELLAN




                                            By  /s/ Joseph F. Decosimo
                                               Name: Joseph F. Decosimo
                                               Title: Trustee



                                            By  /s/ J. Nelson Irvine
                                               Name: J. Nelson Irvine
                                               Title: Trustee



                                            TRUST UAW ROBERT H. MACLELLAN FOR
                                            IVAN LLEWELLYN MACLELLAN



                                            By  /s/ Joseph F. Decosimo
                                               Name: Joseph F. Decosimo
                                               Title: Trustee



                                            By  /s/ J. Nelson Irvine
                                               Name: J. Nelson Irvine
                                               Title: Trustee

                                            THE TRUST FOR R.L. MACLELLAN AND
                                            K.H. MACLELLAN FOUNDATION U/A FOR
                                            MRES. KATHRINA H. MACLELLAN DATED
                                            1/4/73




                                            By  /s/ Kathrina H. Maclellan
                                               Name: Kathrina H. Maclellan
                                               Title: Trustee



                                            By  /s/ Joseph F. Decosimo
                                               Name: Joseph F. Decosimo
                                               Title:  Trustee



                                            By  /s/ Douglas Daugherty
                                               Name: Douglas Daugherty
                                               Title:  Trustee



                                            By  /s/ Lee S. Anderson
                                               Name: Lee S. Anderson.
                                               Title:  Trustee



                                            By  /s/ Richard L. Heffner
                                               Name: Richard L. Heffner
                                               Title:  Trustee



                                            By  /s/ Robert H. Maclellan
                                               Name: Robert H. Maclellan
                                               Title:   Trustee



                                            By  /s/ Thomas H. McCallie, III
                                               Name: Thomas H. McCallie, III
                                               Title: Trustee

                                            THE SECOND CHARITABLE REMAINDER
                                            UNITRUST OF K.H. MACLELLAN DATED
                                            12/17/81




                                            By  /s/ Kathrina H. Maclellan
                                               Name: Kathrina H. Maclellan
                                               Title:   Trustee



                                            By U.S. Trust Company of New York,
                                               Trustee



                                            By  /s/ Sandra T. Cargill
                                               Name: Sandra T. Cargill
                                               Title:   Senior Vice President

                                            TRUST U/A HUGH O. MACLELLAN DATED
                                            12/8/48 FOR HUGH O. MACLELLAN, JR.




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title: Trustee



                                            By SunTrust Bank, Chattanooga N.A
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title: V.P. & Sr. Trust Officer



                                            TRUST U/A HUGO O. MACLELLAN, SR.
                                            DATED 11/19/66 FOR THE BENEFIT OF
                                            CATHERINE H. MACLELLAN



                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:    Trustee

                                            TRUST U/A HUGH O. MACLELLAN, SR.
                                            DATED 7/8/68 FOR THE BENEFIT OF
                                            DANIEL O. MACLELLAN




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title: Trustee



                                            TRUST U/A HUGH O. MACLELLAN, SR.
                                            DATED 3/12/64 FOR THE BENEFIT OF
                                            CHRISTOPHER H. MACLELLAN

                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:   Trustee



                                            H.O. MACLELLAN, JR. AND SUNTRUST
                                            BANK TRUSTEES U/A H.O. MACLELLAN,
                                            SR. FOR THE BENEFIT OF CATHERINE H.
                                            MACLELLAN AND HER DESCENDANTS
                                            DATED 5/29/70 (#4629)



                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title: Trustee



                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title: V.P. & Sr. Trust Officer

                                            H.O. MACLELLAN, JR. AND SUNTRUST
                                            BANK TRUSTEES U/A H.O. MACLELLAN,
                                            SR. FOR THE BENEFIT OF DANIEL O.
                                            MACLELLAN AND HIS DESCENDANTS
                                            DATED 5/29/70 (#4630)




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:  Trustee



                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title:  V.P. & Sr. Trust Officer



                                            H.O. MACLELLAN, JR. AND SUNTRUST
                                            BANK TRUSTEES U/A H.O. MACLELLAN,
                                            SR. FOR THE BENEFIT OF CHRISTOPHER
                                            H. MACLELLAN AND HIS DESCENDANTS
                                            DATED 5/29/70 (#4631)



                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:Trustee



                                            By SunTrust Bank, Chattanooga N.A.,
                                              Trustee



                                            By  /s/ Richard Stewart
                                               Name: Richard Stewart
                                               Title: V.P. & Sr. Trust Officer

                                            IRREVOCABLE INSURANCE TRUST OF
                                            HUGH O. MACLELLAN, SR. DATED 1/31/67






                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:    Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:  Trustee



                                            THE H.O. MACLELLAN, SR. CHARITABLE
                                            INC. TRUST DATED 11/29/83 FOR THE
                                            BENEFIT OF ELIZABETH MACLELLAN



                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title: Trustee


                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Charlotte M. Heffner
                                               Title:  Trustee
                                               By Hugh O. Maclellan, Jr.,
                                                      Attorney-in-fact



                                            By  /s/ Lee S. Anderson
                                               Name: Lee S. Anderson.
                                               Title:   Trustee



                                            By  /s/ John C. Stophel
                                               Name: John C. Stophel
                                               Title: Trustee

                                            CHARITABLE INCOME (LEAD) TRUST U/A
                                            HUGH O. MACLELLAN, SR. DATED
                                            12/31/76 FOR THE BENEFIT OF
                                            CHRISTOPHER H. MACLELLAN




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:  Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:  Trustee



                                            By  /s/ Lee S. Anderson
                                               Name: Lee S. Anderson.
                                               Title: Trustee



                                            By  /s/ John C. Stophel
                                               Name: John C. Stophel
                                               Title: Trustee

                                            CHARITABLE INCOME (LEAD) TRUST U/A
                                            H.O. MACLELLAN, SR. DATED 12/31/76
                                            FOR THE BENEFIT OF CATHERINE H.
                                            MACLELLAN




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title: Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:   Trustee



                                            By  /s/ Lee S. Anderson
                                               Name: Lee S. Anderson.
                                               Title: Trustee



                                            By  /s/ John C. Stophel
                                               Name: John C. Stophel
                                               Title: Trustee

                                            CHARITABLE INCOME (LEAD) TRUST U/A
                                            H.O. MACLELLAN, SR. DATED 12/31/76
                                            FOR THE BENEFIT OF DANIEL O.
                                            MACLELLAN




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:   Trustee



                                            By  /s/ Lee S. Anderson
                                               Name: Lee S. Anderson.
                                               Title: Trustee



                                            By  /s/ John C. Stophel
                                               Name: John C. Stophel
                                               Title: Trustee

                                            CHARITABLE INCOME (LEAD) TR U/A
                                            H.O. MACLELLAN, SR. DATED 12/31/76
                                            FOR THE BENEFIT OF ELIZABETH
                                            MACLELLAN




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:  Trustee



                                            By  /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:Trustee



                                            By  /s/ Lee S. Anderson
                                               Name: Lee S. Anderson.
                                               Title: Trustee



                                            By  /s/ John C. Stophel
                                               Name: John C. Stophel
                                               Title:  Trustee

                                            IRREVOCABLE TRUST U/A NANCY B.
                                            MACLELLAN DATED 12/15/83 FOR THE
                                            BENEFIT OF ELIZABETH MACLELLAN




                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title: Trustee



                                            HUGH O. MACLELLAN, JR. CUSTODIAN
                                            FOR ELIZABETH MACLELLAN



                                            By  /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:  Trustee

                                                 /s/ Christopher Hugh Maclellan
                                                     Christopher Hugh Maclellan




                                            CHRISTOPHER HUGH MACLELLAN
                                            CUSTODIAN FOR MORGAN CHRISTOPHER
                                            MACLELLAN

                                            By  /s/ Christopher H. Maclellan
                                               Name: Christopher H. Maclellan
                                               Title: Custodian



                                            CHRISTOPHER HUGH MACLELLAN
                                            CUSTODIAN FOR HUGH MACLELLAN III


                                            By  /s/ Christopher H. Maclellan
                                               Name: Christopher H. Maclellan
                                               Title: Custodian



                                            CHRISTOPHER HUGH MACLELLAN
                                            CUSTODIAN FOR ROBERT BROWNE
                                            MACLELLAN

                                            By  /s/ Christopher H. Maclellan
                                               Name: Christopher H. Maclellan
                                               Title:   Custodian



                                                 /s/ Susan Maclellan
                                                     Susan Maclellan



                                                /s/ Daniel Owen Maclellan
                                                     Daniel Owen Maclellan

                                            DANIEL O. MACLELLAN CUSTODIAN FOR
                                            JACQUELINE HANNAH MACLELLAN




                                            By   /s/ Daniel O. Maclellan
                                               Name: Daniel O. Maclellan
                                               Title: Custodian



                                                 /s/ Leslie Stophel Maclellan
                                                     Leslie Stophel Maclellan

                                                 /s/ Catherine Maclellan Heald
                                                     Catherine Maclellan Heald




                                            CATHERINE MACLELLAN HEALD
                                            CUSTODIAN FOR FRANCES ANNE HEALD



                                            By   /s/ Catherine Maclellan Heald
                                               Name: Catherine Maclellan Heald
                                               Title:  Custodian



                                            CATHERINE MACLELLAN HEALD
                                            CUSTODIAN FOR HALLIE ELIZABETH HEALD



                                            By   /s/ Catherine Maclellan Heald
                                               Name: Catherine Maclellan Heald
                                               Title: Custodian



                                            CATHERINE MACLELLAN HEALD
                                            CUSTODIAN FOR HAMILTON REED HEALD



                                            By   /s/ Catherine Maclellan Heald
                                               Name: Catherine Maclellan Heald
                                               Title:  Custodian



                                                 /s/ Daryl Heald
                                                     Daryl Heald



                                                 /s/ Nancy Browne Maclellan
                                                     Nancy Browne Maclellan

                                            TRUST OF HUGH O. MACLELLAN, JR.
                                            DATED 1/31/67 FOR THE BENEFIT OF THE
                                            CHILDREN




                                            By   /s/ Nancy Browne Maclellan
                                               Name: Nancy Browne Maclellan
                                               Title:  Trustee

                                            H.O. MACLELLAN SENIOR TRUST DATED
                                            9/8/72 FOR THE BENEFIT OF RICHARD L.
                                            HEFFNER, JR.




                                            By   /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title: Trustee



                                            By NationsBank,
                                               Trustee

                                            By   /s/ Larry D. Putnam
                                               Name: Larry D. Putnam
                                               Title:   Executive Vice
                                                        President-Trust



                                            H.O. MACLELLAN SENIOR TRUST DATED
                                            9/8/72 FOR THE BENEFIT OF THOMAS M.
                                            HEFFNER



                                            By   /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:  rustee



                                            By NationsBank,
                                               Trustee

                                            By   /s/ Larry D. Putnam
                                               Name: Larry D. Putnam
                                               Title:  Executive Vice
                                                        President-Trust

                                            CHARITABLE INCOME (LEAD) TRUST U/A
                                            H.O. MACLELLAN SENIOR TRUST DATED
                                            12/31/76 FOR THE BENEFIT OF
                                            RICHARD L. HEFFNER, JR.




                                            By   /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title: Trustee



                                            By   /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:  Trustee



                                            By   /s/ Lee S. Anderson
                                               Name: Lee S. Anderson
                                               Title:  Trustee



                                            By   /s/ John C. Stophel
                                               Name: John C. Stophel
                                               Title: Trustee

                                            CHARITABLE INCOME (LEAD) TRUST U/A
                                            H.O. MACLELLAN SENIOR TRUST DATED
                                            12/31/76 FOR THE BENEFIT OF
                                            THOMAS MACLELLAN HEFFNER




                                            By   /s/ Hugh O. Maclellan, Jr.
                                               Name: Hugh O. Maclellan, Jr.
                                               Title:Trustee



                                            By   /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title: Trustee



                                            By   /s/ Lee S. Anderson
                                               Name: Lee S. Anderson
                                               Title:  Trustee



                                            By   /s/ John C. Stophel
                                               Name: John C. Stophel
                                               Title:  Trustee

                                            TRUST U/A H.O. MACLELLAN SENIOR
                                            DATED 12/9/48 FOR THE BENEFIT
                                            OF CHARLOTTE M. HEFFNER




                                            By   /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title:  Trustee



                                            By SunTrust Bank, Chattanooga, N.A.,
                                               Trustee

                                                By   /s/ Richard Stewart
                                                   Name: Richard Stewart
                                                   Title:  V.P. & Sr.Trust
                                                           Officer

                                          CHARLOTTE M. HEFFNER AND RICHARD L.
                                          HEFFNER, SR. TRUSTEES FOR THE BENEFIT
                                          OF RICHARD L. HEFFNER, SR.
                                          DATED 1/26/96




                                            By   /s/ Charlotte M. Heffner
                                               Name: Charlotte M. Heffner
                                               Title: Trustee



                                            By   /s/ Richard L. Heffner, Sr.
                                               Name: Richard L. Heffner, Sr.
                                               Title:  Trustee



                                                 /s/ Richard L. Heffner, Sr.




                                            IRREVOCABLE TRUST DATED 12/3/64 OF
                                            H.O. MACLELLAN, SR. FOR THE BENEFIT
                                            OF THOMAS MACLELLAN HEFFNER



                                            By   /s/ Richard L. Heffner, Sr.
                                               Name: Richard L. Heffner, Sr.
                                               Title:   Trustee



                                            IRREVOCABLE TRUST DATED 6/1/62 OF
                                            H.O. MACLELLAN, SR. FOR THE BENEFIT
                                            OF RICHARD L. HEFFNER, JR.



                                            By   /s/ Richard L. Heffner, Sr.
                                               Name: Richard L. Heffner, Sr.
                                               Title:  Trustee

                                                 /s/ Richard L. Heffner, Sr.
                                                     Richard L. Heffner, Sr.




                                                 /s/ Christina M. Heffner
                                                     Christina M. Heffner

                                                 /s/ Thomas Maclellan Heffner
                                                     Thomas Maclellan Heffner

                                                 /s/ Jean B. Tipton
                                                     Jean B. Tipton


                                                                                                         SCHEDULE A
                                                                                                         ----------

--------------------------------------------------------------------------------------- -----------------------------
                                                                                                SHARES OWNED
                                                                                                   AS OF
                                 FAMILY SHAREHOLDERS                                               3/4/96
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan, TTEES UAW R.J.
Maclellan for R.L. Maclellan Family Trust (#2151)                                                538,345
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan, TTEES UAW R.J.
Maclellan for R.L. Maclellan Family Trust Inv. Inc. (#215109)
                                                                                                 116,425
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III, TTEES UAW R.J.
Maclellan Tr. for H.O. Maclellan Sr. Fam. (#2152)                                                522,615

--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III, TTEES UAW R.J.
Maclellan Tr. for H.O. Maclellan Sr. Fam. Inv. Inc. (#215209)
                                                                                                 120,675
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan, TTEES UAW Cora L.
Maclellan Tr. For R.L. Maclellan Fam. (#2155)                                                    535,820
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan, TTEES UAW Cora L.
Maclellan Tr. For R.L. Maclellan Fam. Inv. Inc. (#215509)                                         97,520
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III, TTEES UAW Cora
L. Maclellan for H.O. Maclellan Sr. Fam. Tr. (#2156)
                                                                                                 518,695
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III, TTEES UAW Cora
L. Maclellan for H.O. Maclellan Sr. Fam. Tr. Inv. Inc. (#215609)
                                                                                                  91,110
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr. & K.H. Maclellan, TTEES for R.J.
Maclellan Trust for the Maclellan Foundation Inc. (#2150)
                                                                                               3,470,123
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr. & K.H. Maclellan, TTEES for Cora L.
Maclellan Trust for the Maclellan Foundation Inc. (#2154)
                                                                                                  34,538
--------------------------------------------------------------------------------------- -----------------------------

The Maclellan Foundation Inc.                                                                  8,115,514
--------------------------------------------------------------------------------------- -----------------------------

Christian Education Charitable Trust                                                             711,100
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr., C.M. Heffner, Henry A. Henegar, Lee S. Anderson, Frank A. Brock
TTEES U/A Dtd 4/23/93, Hugh & Charlotte Maclellan Charitable Trust
                                                                                                 392,706
--------------------------------------------------------------------------------------- -----------------------------

Helen M. Tipton Charitable Trust                                                               1,565,842
--------------------------------------------------------------------------------------- -----------------------------





--------------------------------------------------------------------------------------- -----------------------------

Estate of Hugh O. Maclellan Sr.                                                                   50,000
--------------------------------------------------------------------------------------- -----------------------------

Mrs. Charlotte F. Maclellan                                                                      390,725
--------------------------------------------------------------------------------------- -----------------------------

C.M. Heffner, H.O. Maclellan Jr. & US Tr. Co. of FL TTEES UTA Dtd 8/2/52 with C.F.
Maclellan for the Primary Benefit of Charlotte M. Heffner
                                                                                                  67,200
--------------------------------------------------------------------------------------- -----------------------------

J.P. Gaither, H.O. Maclellan Jr. & C.M. Heffner, TTEES UTA Dtd 6/2/52 with C.F.
Maclellan for H.O. Maclellan Jr.                                                                  69,200
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr. & Charlotte M. Heffner Co-TTEES U/A H.O. Maclellan Sr. FBO
Great-grandchildren                                                                               60,000
--------------------------------------------------------------------------------------- -----------------------------

Mrs. Kathrina H. Maclellan                                                                     1,389,344
--------------------------------------------------------------------------------------- -----------------------------

Trust U/W Anne Maclellan Munford (Cede & Co.)                                                    585,000
--------------------------------------------------------------------------------------- -----------------------------

US Trust Company of NY, Successor TTEE for Lara L. Munford U/A with Kathrina H.
Maclellan Dtd 8/5/76                                                                               2,000
--------------------------------------------------------------------------------------- -----------------------------

US Trust Company as Corporate TTEE Charitable Remainder Unitrust of Kathrina H.
Maclellan 8/11/76                                                                                 50,000
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, Trustee UAW Robert Howze Maclellan Dtd 9/22/88 (US-TTEE 249,507;
ANB-DTC 19,523)                                                                                  259,230
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW Robert H. Maclellan for
Heather Howze Maclellan (ST-Summit)                                                                2,397
--------------------------------------------------------------------------------------- -----------------------------

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW Robert H. Maclellan for
Ian Llewellyn Maclellan (ST-Summit)                                                                2,397
--------------------------------------------------------------------------------------- -----------------------------

Trust for R.L. Maclellan & K.H. Maclellan Foundation U/A Mrs. Kathrina H. Maclellan
Dtd 1/4/73 (Cede & Co.)                                                                           45,416
--------------------------------------------------------------------------------------- -----------------------------

K.H. Maclellan & US Trust Company of NY, TTEES for Second Charitable Remainder
Unitrust of K.H. Maclellan Dtd 12/17/81 Their Successor in Tr. & Assign
                                                                                                  27,500
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr.                                                                            827,150
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr. & Suntrust Bank TTEES UTA 12/08/48 for Hugh O. Maclellan Jr.
                                                                                                 299,916
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr. TTEE FBO Catherine H. Maclellan Dtd 11/19/66 UTS H.O. Maclellan
                                                                                                  51,091
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr. TTEE FBO Daniel O. Maclellan Dtd 7/8/68 UTA H.O. Maclellan Sr.
                                                                                                  51,060
--------------------------------------------------------------------------------------- -----------------------------




                                  S-2





--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr. TTEE FBO Christopher H. Maclellan UTA H.O. Maclellan Sr.
                                                                                                  47,435
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan Sr. FBO Catherine
H. Maclellan & Her Descs Dtd 5/29/70 (#4629)                                                     100,612
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan Sr. FBO Daniel O.
Maclellan & His Descs Dtd 5/29/70 (#4630)                                                        100,523
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan Sr. FBO Christopher
H. Maclellan & His Descs Dtd 5/29/70 (#4631)                                                     100,715
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr. & Charlotte M. Heffner, TTEES for Hugh O. Maclellan Sr. Dtd
1/31/67                                                                                            1,740
--------------------------------------------------------------------------------------- -----------------------------

C.F. Maclellan, H.O. Maclellan Jr., L.S. Anderson & J.C. Stophel, TTEES of the H.O.M.
Sr. Char. Inc. Tr. Dtd 12/31/76 FBO Elizabeth Maclellan
                                                                                                 158,190
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES of the H.O.
Maclelland Sr. Dtd 12/31/76 FBO Christoper H. Maclellan
                                                                                                 136,665
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES of the H.O.
Maclelland Sr. Dtd 12/31/76 FBO Catherine H. Maclellan
                                                                                                 136,665
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES of the H.O.
Maclelland Sr. Dtd 12/31/76 FBO Daniel O. Maclellan
                                                                                                 136,665
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES of the H.O.
Maclellan Sr. Dtd 12/31/76 FBO Elizabeth Maclellan
                                                                                                 136,670
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr., TTEE UTA Dtd 12/15/83 FBO Elizabeth Maclellan
                                                                                                   3,320
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr. C/F Elizabeth Maclellan UTUGTMA                                              5,329
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr. C/F Hugh Owner III UTUGTMA                                                   5,079
--------------------------------------------------------------------------------------- -----------------------------

Hugh O. Maclellan Jr. C/F Morgan Christopher Maclellan UTUGTMA                                     5,079
--------------------------------------------------------------------------------------- -----------------------------

Christopher Hugh Maclellan (52+120, nominee name)                                                 44,059
--------------------------------------------------------------------------------------- -----------------------------

Christopher Hugh Maclellan, Cust. for Morgan Christopher Maclellan                                   688
--------------------------------------------------------------------------------------- -----------------------------

Christopher Hugh Maclellan, Cust. for Hugh Owner Maclellan III                                       688
--------------------------------------------------------------------------------------- -----------------------------




                                  S-3





--------------------------------------------------------------------------------------- -----------------------------

Christopher Hugh Maclellan, Cust. for Robert Browne Baclellan                                        688
--------------------------------------------------------------------------------------- -----------------------------

Susan Maclellan (352 Nominee name)                                                                 3,652
--------------------------------------------------------------------------------------- -----------------------------

Daniel Owen Maclellan                                                                             29,800
--------------------------------------------------------------------------------------- -----------------------------

Daniel O. Maclellan Cust. for Jacqueline Hannah Maclellan                                            688
--------------------------------------------------------------------------------------- -----------------------------

Leslie Stophel Maclellan (746 nominee name)                                                        1,518
--------------------------------------------------------------------------------------- -----------------------------

Catherine Maclellan Heald                                                                         40,617
--------------------------------------------------------------------------------------- -----------------------------

Catherine Maclellan Heald C/F Frances Anne Heald                                                   3,130
--------------------------------------------------------------------------------------- -----------------------------

Catherine Maclellan Heald C/F Hallie Elizabeth Heald                                               2,806
--------------------------------------------------------------------------------------- -----------------------------

Catherine Maclellan Heald C/F Hamilton Reed Heald                                                    688
--------------------------------------------------------------------------------------- -----------------------------

Haryl Heald                                                                                        1,432
--------------------------------------------------------------------------------------- -----------------------------

Nancy Browne Maclellan                                                                            24,964
--------------------------------------------------------------------------------------- -----------------------------

Nancy B. Maclellan & John P. Gaither, TTEES UTA Hugh O. Maclellan Jr. Dtd 1/31/67
                                                                                                  17,600
--------------------------------------------------------------------------------------- -----------------------------

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O. Maclellan Sr. Dtd
9/8/72 FBO Richard L. Heffner Jr.                                                                 74,170
--------------------------------------------------------------------------------------- -----------------------------

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O. Maclellan Sr. Dtd
9/8/72 FBO Richard L. Heffner Jr.                                                                 74,170
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES UTA H.O.
Maclellan Sr. Dtd 12/31/76 FBO Richard L. Heffner Jr.
                                                                                                 136,665
--------------------------------------------------------------------------------------- -----------------------------

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES UTA H.O.
Maclellan Sr. Dtd 12/31/76 FBO Thomas M. Heffner
                                                                                                 136,670
--------------------------------------------------------------------------------------- -----------------------------

Charlotte M. Heffner & Suntrust Bank CO-TTEES UTA Hugh O. Maclellan Sr. 12/09/48 FBO
Charlotte M. Heffner                                                                             294,695
--------------------------------------------------------------------------------------- -----------------------------

Charlotte M. Heffner and Richard L. Heffner Sr. TTEES FBO Richard L. Heffner Sr. UA
Dtd 1/26/95                                                                                      300,000
--------------------------------------------------------------------------------------- -----------------------------

Charlotte M. Heffner                                                                             457,455
--------------------------------------------------------------------------------------- -----------------------------

Richard L. Heffner Sr.                                                                             9,482
--------------------------------------------------------------------------------------- -----------------------------

Richard L. Heffner, Jr.                                                                           45,499
--------------------------------------------------------------------------------------- -----------------------------




                                  S-4





--------------------------------------------------------------------------------------- -----------------------------

Christina M. Heffner                                                                               3,172
--------------------------------------------------------------------------------------- -----------------------------

Thomas Maclellan Heffner                                                                          42,349
--------------------------------------------------------------------------------------- -----------------------------

Irrevocable Trust 12/3/64 U/A H.O. Maclellan Sr. FBO Thomas Maclellan Heffner, R.L.
Heffner Sr., Trustee                                                                              11,675
--------------------------------------------------------------------------------------- -----------------------------

Irrevocable Trust 6/1/62 U/A H.O. Maclellan Sr. FBO Richard L. Maclellan Jr., R.L.
Heffner Sr., Trustee                                                                              11,675
--------------------------------------------------------------------------------------- -----------------------------

Jean B. (Mrs. Jere) Tipton                                                                        61,000
--------------------------------------------------------------------------------------- -----------------------------

                                                                          TOTAL SHARES        23,967,036
--------------------------------------------------------------------------------------- -----------------------------



                                  S-5